[Logo] M F S(R)
INVESTMENT MANAGEMENT                                        ANNUAL REPORT
WE INVENTED THE MUTUAL FUND(R)                               DECEMBER 31, 1999



                               [graphic omitted]



                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) TOTAL
                              RETURN SERIES

MFS(R) TOTAL RETURN SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman and Chief Executive Officer,               500 Boylston Street
MFS Investment Management(R)                        Boston, MA 02116-3741

Nelson J. Darling, Jr.+                             DISTRIBUTOR
Private investor and trustee                        MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow+                                   Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                SHAREHOLDER SERVICE CENTER
Management Company (video franchise)                MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGERS                                  contact your financial consultant.
David M. Calabro*
Kenneth J. Enright*                                 CUSTODIAN
Geoffrey L. Kurinsky*                               State Street Bank and Trust Company
Constantinos Mokas*
Lisa B. Nurme*                                      AUDITORS
                                                    Deloitte & Touche LLP
TREASURER
W. Thomas London*                                   WORLD WIDE WEB
                                                    www.mfs.com
ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Adviser
+ Independent Trustee

--------------------------------------------------------------------------------------------
NOT FDIC INSURED                       MAY LOSE VALUE                      NO BANK GUARANTEE
--------------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the facts argue that, for most of us, professionally managed investment portfolios purchased through a financial consultant will continue to be one of the best products for long-term investing in this new millennium.

Why do we believe managed portfolios plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down. And for many investors, working with a financial consultant may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few individual investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire personal portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified, professionally managed investment portfolio that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few investment portfolios, of course, are going to be up when the overall market is down. But we believe diversified, professionally managed investment portfolios may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few managed portfolios even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of investment portfolios help make them inherently less risky than individual stock picking, and managed portfolios are available in a wide range of risk profiles.

We believe that now, more than ever, managed investment portfolios sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames
     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

January 15, 2000

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your financial consultant for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended December 31, 1999, the Series provided a total return of 3.08% (including the reinvestment of any distributions), which compared to a 21.04% return for the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stocks, and to a -2.15% return for the Lehman Brothers Government/Corporate Bond Index, an unmanaged, market-value-weighted index of U.S. Treasuries, government-agency securities (excluding mortgage-backed securities), and investment-grade domestic corporate debt. During the same period, the average balanced portfolio tracked by Lipper Analytical Services, Inc., an independent firm that reports performance, returned 8.72%.

The Series faced several headwinds during 1999. In the equity area, where we had 57% of our investments, our focus on value stocks held us back as investors favored growth stocks by ever-widening margins. Value stocks have tended to have lower valuations than the overall stock market. They tend to be in mature industries, such as energy, financial services, and industrials, that have to be able to raise prices to grow earnings. By contrast, growth stocks -- the most well known of which are in the technology and health care sectors -- usually have proprietary products and high gross margins. Unfortunately, there was little pricing flexibility in the economy in 1999, so investors favored growth stocks. Not only did we have sizable investments in some of the market's weaker sectors, we also had few investments in the high-priced, top-performing technology area. Our 36% stake in bonds further hampered performance, as interest rates climbed and bond prices fell throughout the second half of the year.

Financial services and electric utilities stocks turned in particularly disappointing results in 1999. In financial services, the Series' biggest stock sector, both bank and insurance stocks suffered as rising interest rates squeezed valuations. We focused on insurance stocks, where we believe consolidation -- which has already swept the banking industry -- is just beginning. We believe this trend translates into strong potential for insurers like Hartford Financial Services Group, a multiline insurance company with what we view as an excellent management team and demonstrated earnings growth. We owned companies like Chubb, a property and casualty insurer that has struggled because of weak pricing, and Lincoln National, an insurer that is selling off its less profitable businesses and focusing on its growing annuity business. Unfortunately, these stocks made little headway this past year. We kept a smaller stake in electric utilities, but the few names we owned, such as Carolina Power & Light, disappointed as earnings fell short of expectations and deregulation continued to take longer than expected.

By contrast, telecommunications and energy stocks were among our best performers. Telecommunications companies continued to benefit from the worldwide explosion in data communications and Internet traffic. We owned both GTE and Bell Atlantic, both of which did well following the announcement of their merger. Sprint, a long-distance carrier also posted excellent returns. We believe energy stocks took off in 1999, due to rising oil prices, a promising supply/demand outlook, and industry consolidation. BP Amoco did well during the year thanks to synergies from its recent Amoco merger. Natural gas utilities also did well during the period. We owned El Paso Energy Corp. which recently merged with Sonat to create one of the largest natural gas companies in the country. Finally, the Series got a nice boost from stocks like Honeywell, which recently merged with AlliedSignal; American Express, which continued to produce double-digit earnings growth; and Time Warner, which rebounded as investors appeared to recognize the value of its cable assets.

During 1999, we found some of our best values overseas. We boosted our international investments, predominantly in Europe, where corporations are way behind the United States in terms of restructuring. As companies like Royal Dutch, an energy company, and Akzo Nobel, a chemical and pharmaceutical company, reorganize and cut costs to compete globally, we expect to see better earnings growth. We also began buying stocks in Japan, including Nippon Telegraph & Telephone, a large telephone utility, and Hitachi, an electronics company. By year-end, they had already posted solid gains thanks in part to Japan's improving economy.

Back at home, we began building our stake in oil services companies like Noble Drilling and smaller exploration companies like Apache and Devon Energy. We expect these stocks to benefit in the coming year if earnings growth accelerates as we anticipate. We also added to newspaper stocks like Gannett and The New York Times, which enjoyed increased revenues as Internet companies spend heavily on advertising. Another major investment this past year was Motorola, a wireless communications equipment manufacturer whose stock was selling at a discount due to problems in its cellular handset division and a slump in semiconductor sales. As the company has taken steps to correct its problems and semiconductor sales have begun to turn around, the stock has made a comeback. We also believe there is good potential from stocks like SBC Communications (the former Southwestern
Bell) and Mobil, which recently merged with Exxon. Although uncertainties dogged both names this past year, we believe they are better positioned than ever to be dominant players in their respective markets.

We made few changes during the year on the bond side of our portfolio. We kept roughly two-thirds of our bond investments in corporate bonds and the rest in U.S. Treasuries and mortgage-backed securities. Early in 1999, we lowered the Series' duration, a measure of its sensitivity to interest-rate changes, to give us some protection from rising interest rates. By the fall, however, we had raised duration back to 5.3 years, reflecting our outlook that interest rates are just as likely to stay around current levels as to rise. Even if interest rates do go higher, we don't expect inflation to become a significant problem.

Going forward, we believe our long-term value orientation and balanced approach may help shareholders to participate in the stock market's gains while attempting to provide some protection in the event of a market downturn. Over long periods, returns on growth and value stocks have been very similar as evidenced by a return of 16.76% for the S&P 500/BARRA Growth Index and a 17.31% return for the S&P 500/BARRA Value Index over the last 25 years. The S&P 500/BARRA Growth Index and the S&P 500/Value Index are market-capitalization weighted indices of the stocks in the Standard & Poor's 500 Index having the highest book to price ratios. The indices consists of approximately half of the S&P 500 on a market capitalization basis. We're confident that value stocks will eventually return to favor, benefiting the Series.

     Respectfully,

 /s/ David M. Calabro

     David M. Calabro
     Lead Portfolio Manager

     (On behalf of the MFS Total Return Team)

The opinions expressed in this report are those of the lead portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

David M. Calabro, Senior Vice President; Kenneth J. Enright, Senior Vice President; Geoffrey L. Kurinsky, Senior Vice President; Constantinos Mokas, Vice President; and Lisa B. Nurme, Senior Vice President, are the Series' portfolio managers. Mr. Calabro is the head of the portfolio management team and a manager of the common stock portion of the Series' portfolio. Mr. Calabro has been employed by MFS since 1992. Mr. Enright, a manager of the common stock portion of the Series' portfolio, has been employed by MFS since 1986. Mr. Kurinsky, the manager of the Series' fixed-income securities, has been employed by MFS since 1987. Mr. Mokas, the manager of the Series' convertible securities, has been employed by MFS since 1990. Ms. Nurme, a manager of the common stock portion of the Series' portfolio, has been employed by MFS since 1987.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

SERIES FACTS

Objective: Seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

Commencement of investment operations: January 3, 1995

Size: $256.1 million net assets as of December 31, 1999

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Series in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the Series' investment operations, January 3, 1995, through December 31, 1999. Index information is from January 1, 1995.)

                MFS             S&P       Lehman Brothers
               Total            500         Government/
               Return        Composite       Corporate
               Series          Index        Bond Index
---------------------------------------------------------
 1/95        $10,000         $10,000         $10,000
12/95         12,734          13,754          11,924
12/96         14,564          16,917          12,270
12/97         17,666          22,560          13,468
12/98         19,845          29,008          14,744
12/99         20,457          35,112          14,427

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH DECEMBER 31, 1999

                                                            1 Year              3 Years                Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                    + 3.08%              +40.46%             +104.57%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                + 3.08%              +11.99%             + 15.42%
--------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                            1 Year              3 Years                Life*
--------------------------------------------------------------------------------------------------------------
Average balanced portfolio+                                + 8.72%              +13.78%             + 16.24%
--------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#                     +21.04%              +27.56%             + 28.56%
--------------------------------------------------------------------------------------------------------------
Lehman Brothers Government/Corporate Bond Index#           - 2.15%              + 5.54%             +  7.61%
--------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the Series' investment operations, January 3, 1995, through
    December 31, 1999. Index information is from January 1, 1995.
(+) Average annual rates of return.
  + Source: Lipper Analytical Services, Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

PORTFOLIO OF INVESTMENTS - December 31, 1999

Stocks - 56.6%
------------------------------------------------------------------------------
ISSUER                                               SHARES              VALUE
------------------------------------------------------------------------------
U.S. Stocks - 48.0%
  Aerospace - 2.0%
    Honeywell International, Inc.                    27,600       $  1,592,175
    Raytheon Co., "A"                                12,179            302,191
    TRW, Inc.                                        52,100          2,705,944
    United Technologies Corp.                         9,860            640,900
                                                                  ------------
                                                                  $  5,241,210
------------------------------------------------------------------------------
  Automotive - 1.1%
    Delphi Automotive Systems Corp.                  68,000       $  1,071,000
    Ford Motor Co.                                   32,100          1,715,344
                                                                  ------------
                                                                  $  2,786,344
------------------------------------------------------------------------------
  Banks and Credit Companies - 1.8%
    Bank America Corp.                               30,200       $  1,515,662
    Bank of New York Co., Inc.                       26,520          1,060,800
    Bank One Corp.                                   17,900            573,919
    PNC Bank Corp.                                   35,100          1,561,950
                                                                  ------------
                                                                  $  4,712,331
------------------------------------------------------------------------------
  Business Machines - 1.5%
    Hewlett-Packard Co.                              12,400       $  1,412,825
    International Business Machines Corp.            18,340          1,980,720
    Xerox Corp.                                      22,200            503,663
                                                                  ------------
                                                                  $  3,897,208
------------------------------------------------------------------------------
  Business Services - 0.1%
    United Parcel Service, Inc.                       4,190       $    289,110
------------------------------------------------------------------------------
  Cellular Telephones - 0.5%
    Telephone & Data Systems, Inc.                   11,000       $  1,386,000
------------------------------------------------------------------------------
  Chemicals - 1.3%
    Dow Chemical Co.                                  3,000       $    400,875
    Engelhard Corp.                                  39,000            736,125
    PPG Industries, Inc.                              3,900            243,994
    Rohm & Haas Co.                                  47,800          1,944,862
                                                                  ------------
                                                                  $  3,325,856
------------------------------------------------------------------------------
  Coal
    CONSOL Energy, Inc.                               6,100       $     61,763
------------------------------------------------------------------------------
  Conglomerates - 0.4%
    Eastern Enterprises Co.                          15,000       $    861,562
    Tyco International Ltd.                           3,002            116,703
                                                                  ------------
                                                                  $    978,265
------------------------------------------------------------------------------
  Consumer Goods and Services - 0.7%
    Fortune Brands, Inc.                             31,000       $  1,024,938
    Kimberly-Clark Corp.                             11,400            743,850
                                                                  ------------
                                                                  $  1,768,788
------------------------------------------------------------------------------
  Electrical Equipment - 1.1%
    Emerson Electric Co.                             44,300       $  2,541,713
    General Electric Co.                              2,000            309,500
                                                                  ------------
                                                                  $  2,851,213
------------------------------------------------------------------------------
  Electronics - 0.1%
    Agilent Technologies, Inc.*                       2,350       $    181,684
------------------------------------------------------------------------------
  Energy - 0.6%
    Devon Energy Corp.                               32,000       $  1,052,000
    Sierra Pacific Resources                         21,600            373,950
                                                                  ------------
                                                                  $  1,425,950
------------------------------------------------------------------------------
  Entertainment - 2.2%
    Disney (Walt) Co.                                             $
                                                     32,300            944,775
    Harrah's Entertainment, Inc.*                    48,000          1,269,000
    MediaOne Group, Inc.*                             7,500            576,094
    Time Warner, Inc.                                40,840          2,958,347
                                                                  ------------
                                                                  $  5,748,216
------------------------------------------------------------------------------
  Financial Institutions - 2.5%
    American Express Co.                              2,890       $    480,462
    Citigroup, Inc.                                  39,550          2,197,497
    Edwards (A.G.), Inc.                             35,850          1,149,441
    Federal Home Loan Mortgage Corp.                  9,440            444,270
    Merrill Lynch & Co., Inc.                        11,600            968,600
    State Street Corp.                               15,600          1,139,775
                                                                  ------------
                                                                  $  6,380,045
------------------------------------------------------------------------------
  Financial Services - 1.3%
    AXA Financial, Inc.                              50,500       $  1,710,687
    Mellon Financial Corp.                           44,200          1,505,563
                                                                  ------------
                                                                  $  3,216,250
------------------------------------------------------------------------------
  Food and Beverage Products - 2.0%
    Archer-Daniels-Midland Co.                       90,389       $  1,101,616
    Bestfoods Co.                                     7,500            394,219
    General Mills, Inc.                              24,900            890,175
    Hershey Foods Corp.                              12,800            608,000
    McCormick & Co., Inc.                             8,500            252,875
    Quaker Oats Co.                                  23,400          1,535,625
    Seagram Limited                                   9,400            423,000
                                                                  ------------
                                                                  $  5,205,510
------------------------------------------------------------------------------
  Forest and Paper Products - 1.6%
    Bowater, Inc.                                    36,000       $  1,955,250
    Champion International Corp.                     27,000          1,672,312
    International Paper Co.                           7,800            440,213
                                                                  ------------
                                                                  $  4,067,775
------------------------------------------------------------------------------
  Insurance - 6.2%
    Allstate Corp.                                   18,200       $    436,800
    American International Group, Inc.                8,375            905,547
    Aon Corp.                                        22,300            892,000
    Chubb Corp.                                      14,800            833,425
    CIGNA Corp.                                      19,900          1,603,194
    Hartford Financial Services Group, Inc.          69,900          3,311,512
    Jefferson Pilot Corp.                            12,300            839,475
    Lincoln National Corp.                           61,600          2,464,000
    Marsh & McLennan Cos., Inc.                       9,100            870,756
    ReliaStar Financial Corp.                        42,100          1,649,794
    St. Paul Cos., Inc.                              61,400          2,068,413
                                                                  ------------
                                                                  $ 15,874,916
------------------------------------------------------------------------------
  Machinery - 0.7%
    Deere & Co., Inc.                                18,300       $    793,762
    Ingersoll Rand Co.                               12,200            671,763
    W.W. Grainger, Inc.                               5,200            248,625
                                                                  ------------
                                                                  $  1,714,150
------------------------------------------------------------------------------
  Medical and Health Products - 1.0%
    American Home Products Corp.                     21,760       $    858,160
    Baxter International, Inc.                        2,480            155,775
    Bristol-Myers Squibb Co.                          4,000            256,750
    Pharmacia & Upjohn, Inc.                         29,000          1,305,000
                                                                  ------------
                                                                  $  2,575,685
------------------------------------------------------------------------------
  Metals and Minerals - 0.2%
    Alcoa, Inc.                                       6,700       $    556,100
------------------------------------------------------------------------------
  Oil Services - 2.1%
    Halliburton Co.                                  61,400       $  2,471,350
    Noble Drilling Corp.*                            90,100          2,950,775
                                                                  ------------
                                                                  $  5,422,125
------------------------------------------------------------------------------
  Oils - 3.8%
    Apache Corp.                                      7,000       $    258,562
    Chevron Corp.                                     7,400            641,025
    Coastal Corp.                                    82,060          2,908,001
    Conoco, Inc., "A"                                60,700          1,502,325
    Exxon Mobil Corp.                                44,311          3,569,805
    Texaco, Inc.                                      3,000            162,938
    Unocal Corp.                                     17,100            573,919
                                                                  ------------
                                                                  $  9,616,575
------------------------------------------------------------------------------
  Photographic Products
    Eastman Kodak Co.                                 1,000       $     66,250
------------------------------------------------------------------------------
  Printing and Publishing - 2.4%
    Gannett Co., Inc.                                32,300       $  2,634,469
    New York Times Co.                               44,700          2,195,887
    Tribune Co.                                      21,700          1,194,856
                                                                  ------------
                                                                  $  6,025,212
------------------------------------------------------------------------------
  Railroads - 0.2%
    Burlington Northern Santa Fe Railway Co.         23,100       $    560,175
------------------------------------------------------------------------------
  Restaurants and Lodging - 0.6%
    Hilton Hotels Corp.                               9,100       $     87,587
    McDonald's Corp.                                 36,098          1,455,201
                                                                  ------------
                                                                  $  1,542,788
------------------------------------------------------------------------------
  Stores - 0.2%
    Dayton Hudson Corp.                               7,000       $    514,063
------------------------------------------------------------------------------
  Supermarkets - 0.9%
    Kroger Co.*                                      61,900       $  1,168,362
    Safeway, Inc.*                                   32,700          1,162,894
                                                                  ------------
                                                                  $  2,331,256
------------------------------------------------------------------------------
  Telecommunications - 5.6%
    AT&T Corp.                                       15,650       $    794,238
    Bell Atlantic Corp.                              18,100          1,114,281
    GTE Corp.                                        69,750          4,921,734
    Motorola, Inc.                                   24,700          3,637,075
    SBC Communications, Inc.                         60,744          2,961,270
    Sprint Corp.                                     12,900            868,331
                                                                  ------------
                                                                  $ 14,296,929
------------------------------------------------------------------------------
  Utilities - Electric - 1.4%
    Carolina Power & Light Co.                       27,700       $    843,119
    CMS Energy Corp.                                 10,200            318,112
    Duke Energy Corp.                                20,000          1,002,500
    FirstEnergy Corp.                                12,000            272,250
    Pinnacle West Capital Corp.                      25,100            767,119
    Texas Utilities Co.                               8,000            284,500
                                                                  ------------
                                                                  $  3,487,600
------------------------------------------------------------------------------
  Utilities - Gas - 1.9%
    Columbia Energy Group                            13,000       $    822,250
    El Paso Energy Corp.                             33,000          1,280,812
    National Fuel Gas Co.                            32,000          1,488,000
    Washington Gas Light Co.                         16,300            448,250
    Williams Cos., Inc.                              25,500            779,344
                                                                  ------------
                                                                  $  4,818,656
------------------------------------------------------------------------------
Total U.S. Stocks                                                 $122,925,998
------------------------------------------------------------------------------
Foreign Stocks - 8.6%
  Canada - 0.1%
    Canadian National Railway Co. (Railroads)        10,000       $    263,125
------------------------------------------------------------------------------
  France - 0.4%
    AXA (Insurance)                                   8,000       $  1,115,061
------------------------------------------------------------------------------
  Japan - 1.8%
    Fuji Heavy Industries Ltd. (Automotive)          90,000       $    616,559
    Hitachi Ltd. (Electronics)                      119,000          1,909,963
    Mitsubishi Motor (Automotive)                    97,000            331,307
    Nippon Telegraph & Telephone Corp.
      (Utilities - Telephone)                        21,600          1,860,300
                                                                  ------------
                                                                  $  4,718,129
------------------------------------------------------------------------------
  Netherlands - 2.5%
    Akzo Nobel N.V. (Chemicals)                      66,600       $  3,340,229
    ING Groep N.V. (Financial Services)*             32,402          1,955,965
    Royal Dutch Petroleum Co., ADR (Oils)            18,780          1,135,016
                                                                  ------------
                                                                  $  6,431,210
------------------------------------------------------------------------------
  Switzerland - 0.8%
    Nestle S.A. (Food and Beverage Products)          1,095       $  2,006,732
------------------------------------------------------------------------------
  United Kingdom - 3.0%
    BP Amoco PLC, ADR (Oils)                         95,676       $  5,674,783
    Diageo PLC (Food and Beverage Products)*        159,059          1,268,360
    SmithKline-Beecham PLC, ADR (Medical
      and Health Products)                            9,260            596,691
                                                                  ------------
                                                                  $  7,539,834
------------------------------------------------------------------------------
Total Foreign Stocks                                              $ 22,074,091
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $137,398,980)                      $145,000,089
------------------------------------------------------------------------------

Bonds - 36.3%
------------------------------------------------------------------------------
                                                          PRINCIPAL AMOUNT
                                                           (000 OMITTED)
------------------------------------------------------------------------------
U.S. Bonds - 36.0%
  Aerospace - 0.2%
    BE Aerospace, Inc., 8s, 2008                   $    250       $    215,625
    Raytheon Co., 7.2s, 2027                             90             80,243
    TRW, Inc., 7.125s, 2009                             201            189,607
                                                                  ------------
                                                                  $    485,475
------------------------------------------------------------------------------
  Airlines - 0.1%
    Delta Airlines, Inc., 6.65s, 2004              $    243       $    232,578
------------------------------------------------------------------------------
  Apparel and Textiles - 0.1%
    Hilfiger (Tommy) USA, Inc., 6.5s, 2003         $    105       4     99,572
    Jones Apparel Group, Inc., 6.25s, 2001               88             85,899
                                                                  ------------
                                                                  $    185,471
------------------------------------------------------------------------------
  Automotive - 2.1%
    DaimlerChrysler NA Holdings Co.,
      6.63s, 2001                                  $  1,946       $  1,937,457
    DaimlerChrysler NA Holdings Co.,
      7.2s, 2009                                        225            221,004
    Federal Mogul Corp., 7.5s, 2004                     140            132,481
    Ford Credit Auto Owner Trust, 6.2s, 2002            557            554,911
    Ford Motor Co., 6.625s, 2028                        234            203,000
    Ford Motor Co., 7.45s, 2031                         521            501,223
    General Motors Corp., 9.4s, 2021                    124            143,871
                                                                  ------------
                                                                  $  3,693,947
------------------------------------------------------------------------------
  Banks - 0.3%
    Abbey National PLC, 6.7s, 2049                 $    866       $    780,967
------------------------------------------------------------------------------
  Banks and Credit Companies - 0.8%
    Beaver Valley Funding Corp. II, 9s, 2017       $    559       $    553,349
    Capital One Financial Corp., 7.25s, 2003             50             48,579
    Chase Manhattan Corp., 6.75s, 2004                  495            503,088
    Midland Funding Corp., 10.33s, 2002                  31             32,279
    Riggs National Corp., 9.65s, 2009                   650            684,658
    Socgen Real Estate Co., 7.64s, 2049##               151            136,264
    Washington Mutual Capital I,
      8.375s, 2027                                      210            199,874
                                                                  ------------
                                                                  $  2,158,091
------------------------------------------------------------------------------
  Business Services
    Unisys Corp., 12s, 2003                        $     88       $     93,720
------------------------------------------------------------------------------
  Chemicals - 0.3%
    Lyondell Chemical Co., 9.625s, 2007            $    777       $    794,482
------------------------------------------------------------------------------
  Conglomerates - 0.2%
    Amerco, 7.85s, 2003                            $    281       $    268,108
    Eaton Corp., 6.95s, 2004                            164            160,400
                                                                  ------------
                                                                  $    428,508
------------------------------------------------------------------------------
  Consumer Goods and Services - 0.1%
    Kindercare Learning Centers, Inc.,
      9.5s, 2009                                   $    150       $    144,375
    Protection One Alarm Monitoring,
      7.375s, 2005                                      104             82,160
                                                                  ------------
                                                                  $    226,535
------------------------------------------------------------------------------
  Containers - 0.1%
    Owens-Illinois, Inc., 8.1s, 2007               $    183       $    172,911
------------------------------------------------------------------------------
  Corporate Asset Backed - 1.7%
    American Airlines Pass-Through Trust,
      6.855s, 2009                                 $    224       $    220,367
    Beneficial Home Equity Loan Trust,
      5.721s, 2037                                      180            178,774
    Chase Commercial Mortgage Secs Corp.,
      6.39s, 2008                                       328            305,040
    Continental Airlines Pass-Through
      Trust, Inc., 6.545s, 2019                          87             79,071
    Continental Airlines Pass-Through
      Trust, Inc., 6.648s, 2019                         117            106,522
    Continental Airlines Pass-Through
      Trust, Inc., 7.256s, 2020                         800            756,568
    Continental Airlines, Inc., 9.5s, 2013               23             23,458
    Criimi Mae Commercial Mortgage Trust,
      7s, 2011                                          100             83,563
    Crimi Mae Cmbs Corp., 6.701s, 2008                  169            149,591
    Northwest Airlines, Inc., 7.575s, 2019              245            233,946
    Residential Accredit Loans, Inc.,
      6.75s, 2028                                       615            577,331
    Time Warner Pass-Through Asset Trust,
      6.1s, 2001##                                    1,712          1,678,051
                                                                  ------------
                                                                  $  4,392,282
------------------------------------------------------------------------------
  Entertainment - 1.0%
    Hearst Argyle Television, Inc.,
      7.5s, 2027                                   $  1,099       $  1,015,685
    News America Holdings, Inc.,
      6.703s, 2004                                      378            361,017
    Time Warner, Inc., 8.375s, 2023                     640            665,427
    Time Warner, Inc., 10.15s, 2012                     467            547,123
                                                                  ------------
                                                                  $  2,589,252
------------------------------------------------------------------------------
  Finance - 0.1%
    Countrywide Funding Corp., 6.25s, 2009         $    190       $    171,488
------------------------------------------------------------------------------
  Financial Institutions - 2.6%
    Aristar, Inc., 7.25s, 2006                     $    310       $    303,301
    Aristar, Inc., 7.375s, 2004                         264            262,738
    Associates Corp., 5.5s, 2004                        497            466,594
    Associates Corp., 5.75s, 2003                     1,920          1,831,315
    AT & T Capital Corp., 6.25s, 2001                   120            118,852
    Finova Capital Corp., 6.125s, 2004                  248            234,764
    General Motors Acceptance Corp.,
      5.95s, 2003                                       257            247,901
    General Motors Acceptance Corp.,
      6.75s, 2002                                       485            481,314
    Goldman Sachs Group LP, 5.9s, 2003                1,300          1,246,661
    GS Escrow Corp., 6.75s, 2001                        461            444,329
    Morgan Stanley Group, Inc., 7.125s, 2003            426            425,663
    Salton Sea Funding Corp., 7.84s, 2010               325            309,367
    Sunamerica Institutional, 5.75s, 2009               295            263,282
                                                                  ------------
                                                                  $  6,636,081
------------------------------------------------------------------------------
  Financial Services - 1.0%
    Conseco Finance Corp., 10.25s, 2002            $    301       $    312,158
    Deere (John) Capital Corp., 7s, 2002                232            231,207
    Ford Motor Credit Co., 5.75s, 2004                  500            474,685
    Ford Motor Credit Co., 6.7s, 2004                 1,148          1,123,605
    Ford Motor Credit Co., 7.375s, 2009               1,302          1,285,399
    General Electric Capital Corp.,
      8.3s, 2009                                        404            430,591
    General Electric Capital Corp.,
      8.625s, 2008                                      211            227,960
    General Electric Capital Corp.,
      8.85s, 2007                                       169            183,198
                                                                  ------------
                                                                  $  4,268,803
------------------------------------------------------------------------------
  Food and Beverage Products - 0.6%
    Nabisco, Inc., 6.375s, 2035                    $     70       $     65,011
    Seagram (Joseph E) & Sons, Inc.,
      5.79s, 2001                                       388            381,117
    Seagram (Joseph E) & Sons, Inc.,
      6.4s, 2003                                        505            486,815
    Seagram (Joseph E) & Sons, Inc.,
      7.5s, 2018                                        444            420,681
    Seagram (Joseph E) & Sons, Inc.,
      7.6s, 2028                                        163            153,492
                                                                  ------------
                                                                  $  1,507,116
------------------------------------------------------------------------------
  Forest and Paper Products - 1.3%
    Georgia-Pacific Corp., 7.25s, 2028             $    105       $     94,383
    Georgia-Pacific Corp., 7.75s, 2029                2,123          2,023,092
    Georgia-Pacific Corp., 9.5s, 2022                   500            532,035
    Georgia-Pacific Corp., 9.95s, 2002                  529            558,047
    U.S. Timberlands, 9.625s, 2007                       30             27,825
                                                                  ------------
                                                                  $  3,235,382
------------------------------------------------------------------------------
  Insurance - 0.4%
    Aflac, Inc., 6.5s, 2009                        $    675       $    617,537
    Atlantic Mutual Insurance Co.,
      8.15s, 2028                                       149            111,825
    Conseco, Inc., 6.4s, 2001                           160            156,025
    Providian Capital I, 9.525s, 2027                   109             92,371
                                                                  ------------
                                                                  $    977,758
------------------------------------------------------------------------------
  Oil Services - 0.1%
    McDermott, Inc., 9.375s, 2002                  $    245       $    244,851
    Ultramar Diamond Shamrock Corp.,
      7.2s, 2017                                         20             17,727
                                                                  ------------
                                                                  $    262,578
------------------------------------------------------------------------------
  Oils - 0.3%
    Occidental Petroleum Corp., 6.4s, 2003         $    357       $    344,198
    Occidental Petroleum Corp., 6.75s, 2002             341            334,848
                                                                  ------------
                                                                  $    679,046
------------------------------------------------------------------------------
  Railroads - 0.4%
    Union Pacific Corp., 5.78s, 2001               $    157       $    153,428
    Union Pacific Corp., 6.34s, 2003                    935            902,051
                                                                  ------------
                                                                  $  1,055,479
--------------------------------------------------------------------------------
  Stores - 0.7%
    Federated Department Stores, Inc.,
      6.3s, 2009                                   $    375       $    340,939
    Federated Department Stores, Inc.,
      8.5s, 2003                                        601            617,641
    Rite Aid Corp., 6s, 2003                            358            247,020
    Rite Aid Corp., 7.125s, 2007                        115             87,400
    Saks, Inc., 7.25s, 2004                             161            153,264
    Wal-Mart Stores, Inc., 6.55s, 2004                  429            421,600
                                                                  ------------
                                                                  $  1,867,864
--------------------------------------------------------------------------------
  Telecommunications - 2.1%
    Cable & Wireless Communication,
      6.625s, 2005                                 $    415       $    409,842
    Lear Corp., 7.96s, 2005                             293            282,085
    Qwest Communications International,
      Inc., 7.5s, 2008                                  377            366,512
    Sprint Capital Corp., 5.875s, 2004                  729            687,549
    Sprint Capital Corp., 6.375s, 2009                  300            275,934
    Sprint Capital Corp., 6.5s, 2001                    970            961,716
    Sprint Capital Corp., 6.9s, 2019                  1,042            947,678
    TCI Communications Financing III,
      9.65s, 2027                                     1,102          1,211,517
    Telecomunicaciones de Puerto Rico,
      Inc., 6.65s, 2006                                 182            171,626
    WorldCom, Inc., 8.875s, 2006                         20             20,991
                                                                  ------------
                                                                  $  5,335,450
------------------------------------------------------------------------------
  Telecommunications and Cable - 0.1%
    Belo Ah Corp., 7.75s, 2027                     $    297       $    282,652
------------------------------------------------------------------------------
  Tire and Rubber - 0.1%
    Cooper Tire & Rubber Co., 7.25s, 2002          $    310       $    306,578
------------------------------------------------------------------------------
 U.S. Federal Agencies - 3.1%
  Federal Home Loan Bank - 0.5%
    Federal Home Loan Bank, 5.7s, 2009             $    720       $    654,077
    Federal Home Loan Bank, 6.5s, 2028                  594            560,249
                                                                  ------------
                                                                  $  1,214,326
------------------------------------------------------------------------------
  Federal National Mortgage Association - 2.6%
    FNMA, 5.722s, 2009                             $    465       $    413,414
    FNMA, 6.625s, 2009                                  600            582,750
    FNMA, 6.5s, 2027 - 2029                           5,616          5,291,482
    FNMA, 8s, 2028                                      482            485,557
                                                                  ------------
                                                                  $  6,773,203
------------------------------------------------------------------------------
Total U.S. Federal Agencies                                       $  7,987,529
------------------------------------------------------------------------------
 U.S. Government Guaranteed - 11.4%
  Government National Mortgage Association - 4.5%
    GNMA, 8s, 2022 - 2029                          $  5,927       $  5,992,862
    GNMA, 7.5s, 2025 - 2027                           2,926          2,893,462
    GNMA, 6.5s, 2028                                  1,357          1,273,005
    GNMA, 7s, 2028 - 2028                             1,404          1,355,937
                                                                  ------------
                                                                  $ 11,515,266
------------------------------------------------------------------------------
  U.S. Treasury Obligations - 6.9%
    U.S. Treasury Bonds, 9.875s, 2015              $  1,628       $  2,105,720
    U.S. Treasury Bonds, 6.125s, 2027                   320            297,799
    U.S. Treasury Bonds, 5.25s, 2028 - 2029           8,065          6,663,658
    U.S. Treasury Notes, 4.875s, 2001                 3,600          3,544,308
    U.S. Treasury Notes, 7.5s, 2001                     300            306,516
    U.S. Treasury Notes, 5.875s, 2004                 1,371          1,344,224
    U.S. Treasury Notes, 6s, 2004 - 2009              2,796          2,717,747
    U.S. Treasury Notes, 7.875s, 2004                   355            375,356
    U.S. Treasury Notes, 6.5s, 2005                      95             95,000
    U.S. Treasury Notes, 6.625s, 2007                   290            291,134
                                                                  ------------
                                                                  $ 17,741,462
------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                  $ 29,256,728
------------------------------------------------------------------------------
  Utilities - Electric - 3.9%
    CalEnergy Co., Inc., 7.23s, 2005               $     15       $     14,616
    Cleveland Electric Illuminating Co.,
      7.67s, 2004                                       256            252,147
    Cleveland Electric Illuminating Co.,
      7.88s, 2017                                        81             76,821
    CMS Energy Corp., 6.75s, 2004                       600            573,108
    CMS Energy Corp., 8s, 2001                          235            232,249
    CMS Energy Corp., 8.375s, 2003                      928            907,121
    Commonwealth Edison Company, 8.5s, 2022             511            530,392
    Connecticut Light & Power Co., 7.875s, 2024          70             70,469
    Connecticut Light & Power Co., 8.59s, 2003          400            401,536
    El Paso Electric Co., 8.25s, 2003                 1,170          1,190,791
    Entergy Mississippi, Inc., 6.2s, 2004               253            238,797
    GGIB Funding Corp., 7.43s, 2011                      87             84,097
    Illinois Power Special Purpose Trust,
     5.26s, 2003                                        122            120,323
    Long Island Lighting Co., 8.2s, 2023                800            780,120
    Midamerican Funding LLC, 5.85s, 2001                275            271,433
    Midamerican Funding LLC, 6.927s, 2029               414            353,599
    Midland Cogeneration Venture Corp.,
      10.33s, 2002                                       34             34,589
    Niagara Mohawk Power Corp., 0s to 2003,
      8.5s to 2010, 0s, 2010                          1,818          1,355,246
    Niagara Mohawk Power Corp., 7.25s, 2002             212            210,996
    Niagara Mohawk Power Corp., 7.625s, 2005             83             82,950
    Niagara Mohawk Power Corp., 8.5s, 2023               50             48,309
    Niagara Mohawk Power Corp., 8.75s, 2022             100             99,069
    Niagara Mohawk Power Corp., 8.77s, 2018             126            128,660
    Northeast Utilities, 8.58s, 2006                     60             60,676
    Texas Utilities Co., 5.94s, 2001                    194            190,706
    Toledo Edison Co., 7.875s, 2004                     400            397,088
    Txu Eastern Funding Co., 6.15s, 2002                137            133,586
    Utilicorp United, Inc., 7s, 2004                    131            126,512
    Waterford 3 Funding Entergy Corp.,
      8.09s, 2017                                       381            365,948
    Wisconsin Electric Power Co., 6.625s, 2002          805            798,286
                                                                  ------------
                                                                  $ 10,130,240
------------------------------------------------------------------------------
  Utilities - Gas - 0.7%
    Coastal Corp., 6.2s, 2004                      $    468       $    444,090
    Tennessee Gas Pipeline Co., 7.625s, 2037            260            242,517
    Texas Gas Transmission Corp., 7.25s, 2027           600            545,191
    Williams Cos., Inc., 7.625s, 2019                   600            576,564
    Williams Gas Pipelines Central, 7.375s, 2006        140            137,220
                                                                  ------------
                                                                  $  1,945,582
------------------------------------------------------------------------------
  Utilities - Telephone - 0.1%
    AT & T Corp., 6.5s, 2029                       $    234       $    200,465
------------------------------------------------------------------------------
Total U.S. Bonds                                                  $ 92,341,038
------------------------------------------------------------------------------
Foreign Bonds - 0.3%
  Chile - 0.3%
    Empresa Electric Guacolda S.A., 7.6s, 2001
      (Utilities - Electric)##                     $    760       $    744,800
------------------------------------------------------------------------------
  Finland
    UPM Kymmene Corp., 7.45s, 2027
      (Forest and Paper Products)##                $     12       $     10,878
------------------------------------------------------------------------------
Total Foreign Bonds                                               $    755,678
------------------------------------------------------------------------------
Total Bonds (Identified Cost, $96,570,081)                        $ 93,096,716
------------------------------------------------------------------------------
Convertible Preferred Stocks - 1.1%
------------------------------------------------------------------------------
                                                     SHARES
------------------------------------------------------------------------------
  Containers - 0.1%
    Owens-Illinois, Inc., 4.75%                      10,100       $    315,625
------------------------------------------------------------------------------
  Insurance - 0.3%
    Lincoln National Corp., 7.75%                    31,600       $    695,200
------------------------------------------------------------------------------
  Oils - 0.2%
    Apache Corp., 6.5%                               15,900       $    564,450
------------------------------------------------------------------------------
  Utilities - Electric - 0.2%
    Texas Utilities Co., 9.25%                       13,300       $    580,212
------------------------------------------------------------------------------
  Utilities - Gas - 0.3%
    El Paso Energy Capital Trust I, 4.75%            14,800       $    745,550
------------------------------------------------------------------------------
Total Convertible Preferred Stocks
  (Identified Cost, $3,136,664)                                   $  2,901,037
------------------------------------------------------------------------------
Preferred Stocks - 0.3%
------------------------------------------------------------------------------
  Banks and Credit Companies
    NB Capital Corp., 8.35%                           2,519       $     54,159
------------------------------------------------------------------------------
  Utilities - Electric - 0.3%
    CMS Energy Corp., 8.75%                          20,800       $    704,600
------------------------------------------------------------------------------
Total Preferred Stocks
  (Identified Cost, $926,175)                                     $    758,759
------------------------------------------------------------------------------

Convertible Bonds - 1.5%
------------------------------------------------------------------------------
                                           PRINCIPAL AMOUNT
ISSUER                                        (000 OMITTED)              VALUE
------------------------------------------------------------------------------
  Business Machines - 0.3%
    Xerox Corp., 0s, 2018##                        $    460       $    244,375
    Xerox Corp., 0s, 2018                               710            363,875
                                                                  ------------
                                                                  $    608,250
------------------------------------------------------------------------------
  Conglomerates - 0.4%
    Loews Corp., 3.125s, 2007                      $  1,300       $  1,059,500
------------------------------------------------------------------------------
  Financial Services - 0.8%
    Bell Atlantic Financial Services, Inc.,
      4.25s, 2005##                                $  1,720       $  2,115,600
------------------------------------------------------------------------------
Total Convertible Bonds
  (Identified Cost, $3,691,468)                                   $  3,783,350
------------------------------------------------------------------------------
Rights - 0.3%
------------------------------------------------------------------------------
                                                     SHARES
------------------------------------------------------------------------------
    CVS Corp.* (Identified Cost, $743,267)           10,000       $    712,500
------------------------------------------------------------------------------
Short-Term Obligations - 2.7%
------------------------------------------------------------------------------
                                           PRINCIPAL AMOUNT
                                              (000 OMITTED)
------------------------------------------------------------------------------
    Federal Home Loan Bank, due 1/03/00 - 1/07/00  $  5,900       $  5,898,654
    American Express Credit Corp., due 1/03/00          900            899,875
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                   $  6,798,529
------------------------------------------------------------------------------
Total Investments (Identified Cost, $249,265,164)                 $253,050,980
Other Assets, Less Liabilities - 1.2%                                3,076,998
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $256,127,978
------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
DECEMBER 31, 1999
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $249,265,164)        $253,050,980
  Investments of cash collateral for securities
    loaned, at value (identified cost, $9,968,467)                9,968,467
  Cash                                                               61,691
  Receivable for Series shares sold                                 399,047
  Receivable for investments sold                                 1,472,315
  Interest and dividends receivable                               1,560,374
  Other assets                                                        1,394
                                                               ------------
      Total assets                                             $266,514,268
                                                               ------------
Liabilities:
  Payable for Series shares reacquired                           $  349,869
  Collateral for securities loaned, at value                      9,968,467
  Payable to affiliates -
    Management fee                                                    5,265
    Shareholder servicing agent fee                                     246
  Accrued expenses and other liabilities                             62,443
                                                               ------------
      Total liabilities                                        $ 10,386,290
                                                               ------------
Net assets                                                     $256,127,978
                                                               ============
Net assets consist of:
  Paid-in capital                                              $240,443,039
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                  3,785,622
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                             5,435,349
  Accumulated undistributed net investment income                 6,463,968
                                                               ------------
      Total                                                    $256,127,978
                                                               ============
Shares of beneficial interest outstanding                       14,432,140
                                                                ==========
Net asset value per share
  (net assets / shares of beneficial interest outstanding)       $17.75
                                                                 ======

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1999
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                     $ 5,816,989
    Dividends                                                      2,634,614
    Foreign taxes withheld                                           (32,108)
                                                                 -----------
      Total investment income                                    $ 8,419,495
                                                                 -----------
  Expenses -
    Management fee                                               $ 1,632,401
    Trustees' compensation                                             2,431
    Shareholder servicing agent fee                                   66,610
    Administrative fee                                                23,324
    Custodian fee                                                     79,678
    Printing                                                          53,783
    Postage                                                               16
    Auditing fees                                                      9,321
    Legal fees                                                         2,077
    Amortization of organization expenses                              1,861
    Miscellaneous                                                     97,670
                                                                 -----------
      Total expenses                                             $ 1,969,172
    Fees paid indirectly                                             (14,000)
                                                                 -----------
      Net expenses                                               $ 1,955,172
                                                                 -----------
        Net investment income                                    $ 6,464,323
                                                                 -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $ 5,506,634
    Foreign currency transactions                                    (12,868)
                                                                 -----------
      Net realized gain on investments and foreign
         currency transactions                                   $ 5,493,766
                                                                 -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $(5,937,002)
    Translation of assets and liabilities in foreign
      currencies                                                        (179)
                                                                 -----------
      Net unrealized loss on investments and foreign
         currency translation                                    $(5,937,181)
                                                                 -----------
        Net realized and unrealized loss on investments
          and foreign currency                                   $  (443,415)
                                                                 -----------
          Increase in net assets from operations                 $ 6,020,908
                                                                 ===========

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                             1999             1998
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                        $   6,464,323    $   3,682,274
  Net realized gain on investments and foreign currency transactions               5,493,766        6,764,978
  Net unrealized gain (loss) on investments and foreign currency translation      (5,937,181)       3,522,255
                                                                               -------------    -------------
    Increase in net assets from operations                                     $   6,020,908    $  13,969,507
                                                                               -------------    -------------

Distributions declared to shareholders -
  From net investment income                                                   $  (3,664,354)   $  (1,465,065)
  From net realized gain on investments and foreign currency transactions         (6,795,201)      (1,722,619)
                                                                               -------------    -------------
    Total distributions declared to shareholders                               $ (10,459,555)   $  (3,187,684)
                                                                               -------------    -------------
Net increase in net assets from Series share transactions                      $  89,384,826    $  84,787,846
                                                                               -------------    -------------
      Total increase in net assets                                             $  84,946,179    $  95,569,669
Net assets:
  At beginning of year                                                           171,181,799       75,612,130
                                                                               -------------    -------------

  At end of year (including accumulated undistributed net
    investment income of $6,463,968 and $3,676,287, respectively)              $ 256,127,978    $ 171,181,799
                                                                               =============    =============

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,                   PERIOD ENDED
                                                       ---------------------------------------------------------   DECEMBER 31,
                                                              1999            1998            1997          1996          1995*
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $     18.12     $     16.63     $     13.71   $     12.25    $     10.00
                                                       -----------     -----------     -----------   -----------    -----------
Income from investment operations# -
  Net investment income(S)                             $      0.53     $      0.53     $      0.52   $      0.46    $      0.41
  Net realized and unrealized gain on
    investments and foreign currency transactions             0.05            1.49            2.40          1.30           2.32
                                                       -----------     -----------     -----------   -----------    -----------
      Total from investment operations                 $      0.58     $      2.02     $      2.92   $      1.76    $      2.73
                                                       -----------     -----------     -----------   -----------    -----------
Less distributions declared to shareholders -
  From net investment income                           $     (0.33)    $     (0.24)    $      --     $     (0.21)   $     (0.25)
  From net realized gain on investments and
    foreign currency transactions                            (0.62)          (0.29)           --           (0.09)         (0.23)
                                                       -----------     -----------     -----------   -----------    -----------
      Total distributions declared to shareholders     $     (0.95)    $     (0.53)           --     $     (0.30)   $     (0.48)
                                                       -----------     -----------     -----------   -----------    -----------
Net asset value - end of period                        $     17.75     $     18.12     $     16.63   $     13.71    $     12.25
                                                       ===========     ===========     ===========   ===========    ===========
Total return                                                  3.08%          12.33%          21.30%        14.37%         27.34%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  0.90%           1.00%           1.00%         1.00%          1.00%+
  Net investment income                                       2.97%           3.05%           3.25%         3.59%          3.83%+
Portfolio turnover                                             112%            100%             93%           76%            16%
Net assets at end of period (000 Omitted)              $   256,128     $   171,182     $    75,612   $    19,250    $     2,797
(S) Subject to reimbursement by the Series, the investment adviser agreed to maintain the expenses of the Series, exclusive of management fees, at not more than 0.25% of average daily net assets for certain of the periods indicated. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
Net investment income                                         --       $      0.54     $      0.52   $      0.32    $      0.22
Ratios (to average net assets):
  Expenses##                                                  --              0.91%           1.02%         2.10%          2.49%+
  Net investment income                                       --              3.14%           3.23%         2.49%          2.09%+

  * For the period from the commencement of the Series' investment operations, January 3, 1995, through December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Total Return Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1999, there were 56 shareholders of the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Security Loans - State Street Bank and Trust Company ("State Street") as lending agent may loan the securities of the Series to certain qualified institutions (the "Borrowers") approved by the Series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Series with indemnification against Borrower default. The Series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 1999, the value of securities loaned was $9,648,078. These loans were collateralized by cash of $9,968,467, which was invested in the following short-term obligation:

                                                                 IDENTIFIED
                                                   SHARES      COST & VALUE
----------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    9,968,467        $9,968,467

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The Series uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Series at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1999, $12,288 and $2,646 were reclassified from accumulated undistributed net investment income and accumulated undistributed net realized gain on investments and foreign currency transactions respectively, to paid-in capital due to differences between book and tax accounting for currency transactions and mortgage-backed securities. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Series' average daily net assets. Prior to January 29, 1999, the Series had a temporary expense reimbursement agreement whereby MFS voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn paid MFS an expense reimbursement fee not greater than 0.25% of average daily assets.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series's average daily net assets at an annual rate of 0.035%

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES
-------------------------------------------------------------------------------
U.S. government securities                       $107,970,672      $ 96,792,062
                                                  -----------       -----------
Investments (non-U.S. government securities)     $208,907,914      $134,063,424
                                                  -----------       -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $250,097,441
                                                                   ------------
Gross unrealized appreciation                                      $ 15,601,821
Gross unrealized depreciation                                       (12,648,282)
                                                                   ------------
    Net unrealized appreciation                                    $  2,953,539
                                                                   ============

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                                 YEAR ENDED DECEMBER 31, 1999    YEAR ENDED DECEMBER 31, 1998
                                 ----------------------------   -----------------------------
                                        SHARES         AMOUNT          SHARES          AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                          6,249,799   $111,763,471       5,510,683   $  95,333,122
Shares issued to shareholders in
  reinvestment of distributions        577,557     10,459,550         186,754       3,187,885
Shares reacquired                   (1,840,037)   (32,838,195)       (799,224)    (13,733,161)
                                   -----------   ------------   -------------   -------------
    Net increase                     4,987,319   $ 89,384,826       4,898,213   $  84,787,846
                                   ===========   ============   =============   =============

(6) Line of Credit
The Series and other affiliated Series participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each Series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Series at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1999, was $1,431. The Series had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and Shareholders of MFS Total Return Series:

We have audited the accompanying statement of assets and liabilities of MFS Total Return Series (the Series) (one of the series constituting the MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Series as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February  3, 2000

FEDERAL TAX INFORMATION

The Series has designated $5,450,508 as a capital gain dividend for the year ended December 31, 1999.

For the year ended December 31, 1999, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 24.77%.

MFS' YEAR 2000 READINESS DISCLOSURE


MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,      [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

(C) 2000 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                                VTR-2 2/00 26M